UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2025
GLOBALSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33117	41-2116508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1351 Holiday Square Blvd.
Covington,	LA	70433
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (985) 335-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	GSAT	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on December 17, 2024, by written consent, following the approval and recommendation of the Strategic Review Committee of the Board of Directors (the “Board”) of Globalstar, Inc. (the “Company”) and the Board, James Monroe III, a director and Executive Chairman of the Board, and certain of Mr. Monroe’s affiliates, including FL Investment Holdings LLC, Thermo Funding Company, LLC, Thermo Funding II LLC, Globalstar Satellite, L.P., Monroe Irrevocable Educational Trust, Thermo Properties II LLC, James Monroe III Grantor Trust, Thermo Investments LP, and Thermo XCOM LLC, as the majority stockholders of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), approved amendments to the Company’s certificate of incorporation to (i) effect a reverse stock split (the “Reverse Stock Split”) of the Common Stock, at a ratio of between 1 for 10 to 1 for 25, such ratio to be determined by the Chief Executive Officer or the Chief Financial Officer of the Company (the “Authorized Officers”), in conjunction with the Board; and (ii) to reduce the 2,150,000,000 shares of Common Stock currently authorized under the Company’s certificate of incorporation to a lower amount in proportion to the Reverse Stock Split (the “Authorized Share Reduction Charter Amendment”).

Additionally, as previously disclosed, on January 21, 2025, the Company announced that it intended to voluntarily delist the shares of its Common Stock from the NYSE American LLC (“NYSE American”) and transfer its listing to the Nasdaq Global Select Market (“Nasdaq”), subject to the completion of the Reverse Stock Split.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in each of Items 5.03 and 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 7, 2025, the Company filed with the Delaware Secretary of State a Certificate of Amendment to the Company’s certificate of incorporation to (i) effect the Reverse Stock Split at a ratio of 1 for 15 for each share of Common Stock effective as of February 10, 2025 at 5:30 PM ET (the “Effective Time”), (ii) effect the Authorized Share Reduction Charter Amendment to reduce the number of shares of Common Stock authorized under the certificate of incorporation in proportion to the Reverse Stock Split ratio, and (iii) change all references to the “New York Stock Exchange” in the certificate of incorporation to “Nasdaq Stock Market LLC” (the “Charter Amendments”). Other than the Charter Amendments, no additional changes have been made to the Company’s certificate of incorporation.

As a result of the Reverse Stock Split, every 15 shares of issued and outstanding Common Stock will be automatically combined at the Effective Time into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares that would otherwise have resulted from the Reverse Stock Split will be rounded up to the next whole number. The number of authorized shares of Common Stock under the Company’s certificate of incorporation as amended by the Certificate of Amendment will be reduced to 143,333,334 shares of Common Stock. Neither the Reverse Stock Split nor the Charter Amendments will have any impact on the number of shares of preferred stock that the Company is authorized to issue under its certificate of incorporation or the number of issued and outstanding shares of its Series A Preferred Stock.

Furthermore, as a result of the Reverse Stock Split, the Company expects the last day of trading of its Common Stock on the NYSE American to be February 10, 2025. The Company expects its Common Stock will begin trading on the Nasdaq on a split-adjusted basis under new CUSIP number 378973507 on February 11, 2025, the first trading day after the Effective Time, and will continue to trade under the symbol “GSAT.”

Following the Reverse Stock Split, the Company will make proportionate adjustments, as necessary, to (i) its outstanding equity awards, (ii) the number of shares authorized to be issued under the Company’s 2006 Equity Incentive Plan, and (iii) the number of shares of its Common Stock issuable pursuant to outstanding warrants in proportion to the Reverse Stock Split pursuant to the terms and conditions of the definitive agreements governing such warrants, as applicable.

Additional information about the Reverse Stock Split and Charter Amendments can be found in the Company’s definitive information statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 27, 2024. The foregoing description of the Certificate of Amendment is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8‑K and is incorporated herein by reference.

Item 8.01 Other Events.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

The Company issued a press release on February 7, 2025 announcing its planned timing to implement the Reverse Stock Split and Charter Amendments, the transfer of the listing of its Common Stock from the NYSE American to Nasdaq and the corresponding change of the CUSIP number for its Common Stock, each as described above. Additional information about the anticipated implementation of the Reverse Stock Split and Charter Amendments and the transfer of the listing of the Common Stock from the NYSE American to Nasdaq are contained in the Company’s press release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K other than purely historical information, including, but not limited to, expectations regarding the timing of completion of the Reverse Stock Split, and delisting from NYSE American and listing on Nasdaq are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Risks and uncertainties that could cause or contribute to such differences include, without limitation, those described under Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in the Company’s other filings with the SEC. The Company undertakes no obligation to update any of the forward-looking statements after the date of this report to reflect actual results, future events or circumstances or changes in our assumptions, business plans or other changes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of the Company

99.1	Press Release, dated February 7, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, INC.

/s/ Rebecca S. Clary
Rebecca S. Clary
Chief Financial Officer
Date: February 7, 2025